UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6094

THE LATIN AMERICA EQUITY FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. The Latin America Equity Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

THE LATIN AMERICA
EQUITY FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2007

LAQ-AR-1207

LETTER TO SHAREHOLDERS (UNAUDITED)

February 7, 2008

Dear Shareholder:

For the year ended December 31, 2007, The Latin America Equity Fund, Inc. (the "Fund") had an increase in its net asset value (NAV) of 50.46%, assuming reinvestment of dividends and distributions, net of all fees, expenses and taxes. By comparison, the Morgan Stanley Capital International Latin America Index ("MSCI Latin America Index")* had an increase of 50.4% (total return index, net of foreign taxation) for the period.

Based on market price, the Fund's shares reported a total return of 42.45% during the year. These returns are calculated to include the payment of two dividends during the calendar year. The first for US$2.62 per share was paid on September 14, 2007. The second for US$9.93 per share was paid on January 18, 2008. Taken together, these two dividends are 131% higher than the dividends paid in calendar 2006 and represent a dividend yield of 25.1% based on the average market share price of $50.00 during 2007.

Latin America: Leading an Outperforming Asset Class

The year ended December 31, 2007, marks the fifth consecutive year of strong increases in the prices of Latin American equities. Since December 31, 2002, the Fund's NAV has compounded at an impressive rate of 48% per annum. The backdrop was a positive one. Emerging markets in general performed very well, aided by firm global growth as demand from the rest of the world compensated for slower economic activity in the United States. Additionally emerging markets performance was helped by strong commodity prices, low levels of risk aversion and supportive liquidity conditions. The annualized total return of the MSCI Emerging Markets Index was 39.23%, eclipsing developed equity market returns.

Latin America outperformed the broader emerging markets group with the MSCI Latin America Index (the Fund's benchmark) returning 50.4% during 2007.

A Quiet Year on the Political Front

Last year we noted the fact that 2006 was a year of significant political activity in Latin America with ten presidential elections during the year. This year was interesting for exactly the opposite reason: at the risk of tempting fate, seldom have politics seemed less relevant to financial markets than they do now. To be sure, Mr. Chávez keeps everyone on their toes; however, we think it was significant that his plans to alter the Constitution to permit indefinite reelection met with strong opposition and delivered him his first (acknowledged) electoral defeat during his time in office. As we have noted in the past, Venezuela is irrelevant in market terms since it now forms no part of the MSCI Latin America Index.

In Mexico, we think it fair to say that Mr. Calderón has proven himself a much more skillful political operator than his predecessor. He has been successful in breaking the political deadlock which had kept any kind of reform off the agenda in Mexico. He has introduced several bold pieces of legislation in conjunction with support from opposition parties. Not all of these reforms have been good for the incumbent oligopolies which make up an important part of trading activity on the Mexican stock exchange, but the way in which change has been implemented seems sensible to us.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

In Brazil, where we have held an overweight position for many years, Mr. Luis Inacio "Lula" da Silva seems content to sit back and enjoy the benefits of an economy which continues to gather steam with, in our opinion, very sound macroeconomic fundamentals. 2008 may well be the year in which the rating agencies once again classify Brazil as investment grade.

The only country to experience a change of government was Argentina but even then change may be too strong a word: Nestor Kirchner handed the keys of the Casa Rosada over to his wife Cristina toward the end of the year, but all the signs are that it will be business as usual in Argentina. While commodity prices remain at current levels, the economy seems to be stable; however, we continue to believe that the government's approach to inflation remains a significant source of risk to macroeconomic stability in the future.

Strong Macroeconomic Fundamentals

From an economic perspective, there have been few significant changes over the course of the last year. It is perhaps worth noting, though, that many currencies in the region, particularly the Brazilian Real, have continued to strengthen on the back of high commodity prices and, as a consequence, strong trade surpluses. As a result, imports have also grown rapidly, leading to the prospect of deterioration in the balance of trade. A large part of the (U.S. dollar) returns over the last five years have come from currency appreciation against the dollar. We doubt that in the coming months and years there will be further currency appreciation on this scale. Having said that, we see no currencies which are conspicuously overvalued either.

Another point worth noting, in the light of current market conditions, is that the credit market problems in the United States have little direct relevance for Latin American financial institutions. The problem in Latin America is, if anything, the opposite—a legacy of high interest rates and financial instability which has meant that the market for financial services is too underpenetrated. Mortgage credit is very low by comparison to developed markets and the trend towards the securitization of those credits is in its infancy in the region. The way the subprime crisis may or may not be transmitted to Latin American equities is an indirect one through appetite for risk as investors retrench into "safer" assets. However, what has been interesting about how markets have reacted to the subprime crisis so far is that fund flows seem to suggest there has been little if any change in investor's perception of the riskiness of emerging markets assets as a result of financial instability in U.S. markets. Again, we hope that we are not tempting fate with such as statement!

It should also be noted that after a period of falling inflation in the region, inflation is once again on the rise in some countries, notably Argentina, Chile and Mexico. These inflationary trends have been driven by increases in the prices of foods (in most cases due to specific supply side conditions), but also as a function of the competition for land that has been created by the trend toward growing crops for biofuels. As a result, several Central Banks in the region are either in tightening mode (Mexico, Chile) or are no longer cutting (Brazil).

Brazil Led Latin Equity Markets in 2007

Turning to the equity markets, Brazil was again the standout in 2007, reaching all-time highs on the back of a supportive backdrop for commodity prices, as well as stronger domestic demand, encouraged by lower interest rates, higher real wages and employment growth. The political scene, as noted earlier, was very quiet.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

It is also important to note that the breadth of the market was unusually narrow. Two stocks, diversified mining company Companhia Vale do Rio Doce (11.15% of the Fund's net assets as of December 31, 2007) and integrated oil company Petróleo Brasileiro (20.45% of the Fund's net assets as of December 31, 2007), which also happen to be the two largest weights in the MSCI indices, accounted for the lion's share of excess returns. Companhia Vale do Rio Doce's ADR on the preferred class of shares (NYSE Ticker: RIO/P) rose by 113.2%. Petróleo Brasileiro's ADR (NYSE ticker: PBR/A) rose by 107.5%. This compares with the index return of 50.4%. If one were to exclude Petróleo Brasileiro and Companhia Vale do Rio Doce from the MSCI Latin America Index, the index would have risen by 24.1% instead of 50.4%. Looking at it another way, 73% of the stocks in the MSCI Latin America Index did NOT return more than the benchmark.

On average, therefore, equity prices of Brazilian stocks were not nearly as high as the index return would suggest. Clearly, with oil prices at record levels, Petróleo Brasileiro's increase was significantly about oil prices, coupled with the discovery of a very large oil and natural gas field off the coast of Rio de Janeiro, while Companhia Vale do Rio Doce's strong performance was influenced by continuing strong demand for steel and iron ore from China, as well as the prospect of further rises in the price of iron ore in the near future.

The second most significant component of the MSCI Latin America Index, Mexico, closed the year up 9.3%, significantly behind Brazil, on the back of fears of economic contamination from its proximity to the United States. The only market to outperform Brazil was Peru, which rose 86%. Argentina fell by 5.4%. MSCI Chile returned 20%, buoyed by strong commodity prices—particularly copper and wood pulp—and strong growth in the retail sector originating from strong domestic demand as well as rapid expansion in other Latin American markets, notably Peru and Colombia.

MSCI Colombia returned only 12.6%, after reintroducing capital controls in 2007, thereby reducing the attractiveness of this promising market for foreign investors.

Performance: Distorted by a narrow market

For the year ended December 31, 2007, the Fund returned 50.46% based on net asset value, as compared to 50.4% for the MSCI Latin America Index. Among the positions which contributed positively to performance in 2007, the following stand out: PDG Realty SA (a real estate developer in Brazil) (1.01% of the Fund's net assets as of December 31, 2007), GVT Holding SA (an alternative telecommunications company in Brazil) (0.79% of the Fund's net assets as of December 31, 2007); Telenorte Leste Participações S.A. (a telecommunications company in Brazil) (2.87% of the Fund's net assets as of December 31, 2007); Empresas ICA S.A.B. de C.V (a construction company in Mexico) (1.71% of the Fund's net assets as of December 31, 2007) and Terna Participações S.A. (an electricity transportation company in Brazil) (1.28% of the Fund's net assets as of December 31, 2007).

Although Petróleo Brasileiro and Companhia Vale do Rio Doce remain the largest and the second largest positions in the Fund, together accounting for 31.6% of the Fund's net assets, the weighting of both of these stocks in the MSCI indices climbed significantly over the course of the year and with it, the relative underweight of the Fund also increased. These two underweights detracted significantly from performance. Other detractors from performance included our underweight positions in: CSN (a producer of steel and iron ore in Brazil) (0% of the Fund's net assets as of December 31, 2007); Banco Bradesco S.A. (a bank in Brazil) (2.68% of the Fund's net assets as of December 31, 2007); Southern Copper (a copper mining company in Peru) (0% of the Fund's net assets as of December 31, 2007); Gerdau S.A. (a steel company in Brazil

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

and the U.S.A.) (0.63% of the Fund's net assets as of December 31, 2007) and our overweight position in off index Mercantil Servicios Financieros, C.A. (a bank in Venezuela) (0.67% of the Fund's net assets as of December 31, 2007).

Strategic Review and Outlook: Fundamentals remain sound

As can be seen from these names, our largest sector underweight continues to be in the materials sector, particularly the steel sector.

From a country weighting perspective, toward the end of the year we reduced our longstanding overweight in Brazil and are now effectively neutral. First, valuations are no longer so compelling; second, the Brazilian market, due to the importance of companies which sell commodities, is particularly exposed to a slowdown in global growth. We are now slightly overweight in Mexico which has lagged Brazil significantly and now looks attractive to us. Although the Mexican economy is sensitive to economic activity in the U.S., the majority of the companies listed on the stock market are more oriented to the domestic economy than to export markets.

We continue to emphasize stocks which give exposure to infrastructure spending, credit growth and domestic consumption.

The underweights in Companhia Vale do Rio Doce and Petróleo Brasileiro, as well as other underweights in companies with larger stock market capitalizations, have funded overweight positions in a number of smaller and medium sized companies which we believe have better growth prospects and better valuation profiles. The liquidity conditions we experienced during much of the year did not favor small and mid cap companies; however, we continue to believe that the fundamental outlook for the companies in our portfolio is strong and we are sticking with our positions in spite of this underperformance. In the volatile market conditions we have experienced at the start of 2008, we feel that these positions should preserve their market value more successfully than some of the more liquid names in the market place.

Even though 2007 was the fifth consecutive year of strong returns from Latin American equities, (therefore representing a relatively old bull market by emerging markets standards), we continue to be bullish on the outlook for Latin American equities. This bullishness is predicated on the assumption that, as a whole, the region is able to maintain continuity of macroeconomic policy in the years ahead. If past performance were a guide to future performance, investors would have ample reason to be nervous at this stage of the cycle. However we are firm believers that the benefits of economic stability over a protracted period of time can be profound and long lasting.

The best advertisement for this belief is to look at the progress Chile has made over the last two decades by virtue of pursuing the same coherent macroeconomic policies over time. Even Chile, however, still has much to do to improve standards of living and standards of education for its citizens as the wealth that has been generated over the years permeates throughout the economy. Those challenges represent ongoing opportunities for investors.

A popular misconception about Latin America is that the region depends mainly on the export of natural resources to the rest of the world. This is an oversimplification. We believe many of the best investment opportunities are ones that involve bringing first world products and services to consumers who have never had the opportunity to enjoy those products and services. If economic stability can be maintained, the potential for growth of domestic consumption is enormous.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

We also see significant potential in infrastructure investments. This includes electricity generation and transmission, roads, ports, railways, airports and airlines. Faced with the need to improve antiquated infrastructure in their countries, but constrained on the fiscal side, many governments in the region are turning to the private sector to lead investment. Again, anyone who has traveled the excellent new highways that have been built in Chile in recent years with private capital will know that this development model can work.

Capital market conditions were again very supportive throughout 2007, with greater liquidity and fund flows encouraging much new issue activity. This has given investors a much broader range of investment options, often in sectors of the economy to which it had previously been impossible to gain exposure. In contrast, 2008 is so far proving to be much harder and we think it likely that capital markets activity will be depressed. However, there is still significant liquidity in the world at this time and we anticipate that the current correction should not be long lived and should provide an excellent opportunity to pick good investments for the future at attractive prices.

Other than ever-present political risks, the main risks still seem to us to be external ones, in particular the risk of external shocks from slowing global demand and/or lower commodities prices. At the other end of the risk spectrum, Latin America's success at restructuring corporate and government balance sheets and the region's diminished dependency on foreign capital means that Latin America is much less sensitive to capital flows from outside the region than it has been in the past.

The main internal economic risk seems to us to be the risk of inflation once again returning to haunt a region which has historically not been very good at dealing with inflation.

We do not expect to see significant further market re-rating and believe that share prices will have to be driven by corporate earnings going forward. We also believe that there is less potential for local currency re-rating against the U.S. dollar. This means that investors should not, in our opinion, expect to see the same rate of returns that we have experienced over the last five years.

Nevertheless we reiterate that we believe overall macro economic fundamentals remain healthy and we are optimistic that 2008 should be another positive year for Latin American equities.

Respectfully,

Matthew J.K. Hickman Chief Investment Officer **	Lawrence D. Haber Chief Executive Officer and President ***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

* The Morgan Stanley Capital International Daily TR Net Emerging Markets Latin America Index is a total return free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America, including an assumption for the reinvestment of dividends, net of all foreign taxes payable. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities. He has specialized in Latin American financial markets since 1987. He joined Credit Suisse in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division, based in Santiago, Chile. For much of his career he worked as a sell-side equity analyst at various investment banks, focusing on Latin American telecommunications companies and several Latin American country markets; prior to this, he worked at Rothschild Asset Management where he was a member of the management team for the Five Arrows Chile Fund. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Chile Fund, Inc.

*** Mr. Haber is a Managing Director and Chief Operating Officer of the Asset Management Division of Credit Suisse and a member of the Asset Management Division's Management Committee. Mr. Haber has been associated with Credit Suisse since 2003. Previously, he was Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY

DECEMBER 31, 2007 (UNAUDITED)

SECTOR ALLOCATION

GEOGRAPHIC ASSET BREAKDOWN

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY

DECEMBER 31, 2007 (UNAUDITED) (CONTINUED)

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Country	Percent of Net Assets
1.	Petróleo Brasileiro S.A.	Oil, Gas & Consumable Fuels	Brazil	20.5
2.	Companhia Vale do Rio Doce	Metals & Mining	Brazil	11.2
3.	América Móvil, SAB de C.V.	Wireless Telecommunication Services	Mexico	8.4
4.	Cemex SAB de C.V.	Construction Materials	Mexico	3.0
5.	Tele Norte Leste Participações S.A.	Diversified Telecommunication Services	Brazil	2.9
6.	Banco Bradesco S.A.	Commercial Banks	Brazil	2.7
7.	Fomento Economico Mexicano, S.A. de C.V.	Beverages	Mexico	2.3
8.	Companhia de Bebidas das Americas	Beverages	Brazil	2.0
9.	União de Bancos Brasileiros S.A.	Commercial Banks	Brazil	2.0
10.	Banco Itaú Holding Financeira S.A.	Commercial Banks	Brazil	2.0

THE LATIN AMERICA EQUITY FUND, INC.

AVERAGE ANNUAL RETURNS
DECEMBER 31, 2007 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	50.46%	49.00%	48.40%	17.09%
Market Value	42.45%	49.13%	50.21%	18.41%

From time to time, Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-117.36%
ARGENTINA-3.03%
CAPITAL MARKETS-0.81%
Pampa Holding SA, GDR††	141,098	$2,723,756
COMMERCIAL BANKS-0.36%
Banco Patagonia SA, BDR†	56,000	1,220,674
ENERGY EQUIPMENT & SERVICES-1.45%
Tenaris S.A., ADR	108,600	4,857,678
THRIFTS & MORTGAGE FINANCE-0.41%
Banco Hipotecario S.A., ADR†	192,700	1,376,437
TOTAL ARGENTINA (Cost $8,166,714)		10,178,545
BRAZIL-77.92%
AIR FREIGHT & LOGISTICS-0.41%
Log-in Logistica Intermodal SA†	175,463	1,359,345
AIRLINES-1.15%
Tam S.A., PN	160,800	3,852,876
BEVERAGES-2.03%
Companhia de Bebidas das Americas, ADR	22,600	1,536,800
Companhia de Bebidas das Americas, ADR, PN	74,500	5,291,735
		6,828,535
BUILDING PRODUCTS-0.68%
Companhia Providencia Industria e Comercio†	402,000	2,281,011
CAPITAL MARKETS-0.27%
Clean Energy Brazil PLC†	477,912	865,712
Clean Energy Brazil PLC, warrants†	126,750	32,800
		898,512

Description	No. of Shares	Value
COMMERCIAL BANKS-10.14%
Banco Bradesco S.A., PN	281,100	$8,993,621
Banco Industrial e Comercial SA, PN†	370,000	2,259,494
Banco Itaú Holding Financeira S.A., PN	259,200	6,625,618
Banco Panamericano SA†	691,000	3,455,000
Investimentos Itaú S.A., PN	921,197	6,080,935
União de Bancos Brasileiros S.A., GDR	47,500	6,632,900
		34,047,568
COMPUTERS & PERIPHERALS-1.10%
Bematech Industria e Comercio de Equipamentos Eletronicos SA†	222,900	1,164,590
Positivo Informatica SA	103,600	2,531,216
		3,695,806
CONTAINERS & PACKAGING-0.29%
Klabin S.A., PN	264,209	981,136
DIVERSIFIED FINANCIAL SERVICES-1.95%
Bolsa de Mercadorias e Futuros (BM&F) SA†	121,000	1,699,438
Bradespar S.A., PN	180,800	4,834,876
		6,534,314
DIVERSIFIED TELECOMMUNICATION SERVICES-5.72%
Brasil Telecom Participações S.A.	87,605	2,288,558
Brasil Telecom Participações S.A., ADR	14,100	1,051,578
GVT Holding SA†	131,500	2,641,081
Telecomunicações de São Paulo S.A., PN	72,900	1,851,169
Telemar Norte Leste S.A., PNA	45,545	1,752,715
Tele Norte Leste Participações S.A., ON	292,636	9,625,752
		19,210,853

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 (CONTINUED)

Description	No. of Shares	Value
ELECTRIC UTILITIES-3.95%
Centrais Elétricas Brasileiras S.A., PNB	220,200	$2,839,095
Companhia Energética de Minas Gerais, ADR	159,600	2,946,216
EDP - Energias do Brasil S.A.	112,700	1,829,792
Eletropaulo Metropolitana S.A., PNB	16,510,000	1,349,553
Terna Participações S.A.	246,918	4,300,257
		13,264,913
FOOD PRODUCTS-1.81%
Cosan S.A. Industria e Comercio	107,100	1,251,506
Cosan S.A. Industria e Comercio, rights (expiring 1/7/08)†	46,663	2,359
Marfrig Frigorificos e Comercio de Alimentos SA†	93,000	796,770
Perdigao S.A.	111,700	2,777,439
Sao Martinho SA	109,000	1,236,966
		6,065,040
HEALTH CARE PROVIDERS & SERVICES-0.78%
Diagnosticos da America S.A.	127,000	2,632,753
HOUSEHOLD DURABLES-0.45%
Springs Global Participacoes SA†	121,000	1,495,506
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.56%
Tractebel Energia S.A.	158,191	1,892,960
INSURANCE-1.00%
Sul America SA†	197,000	3,346,786
INTERNET & CATALOG RETAIL-0.88%
B2W Compania Global do Varejo	74,400	2,967,640
IT SERVICES-0.35%
Redecard SA	73,000	1,181,124

Description	No. of Shares	Value
MACHINERY-1.07%
Metalfrio Solutions SA†	124,620	$1,819,592
Weg S.A.	124,200	1,758,337
		3,577,929
MEDIA-0.69%
Net Servicos de Comunicacao SA, PN†	191,399	2,333,347
METALS & MINING-13.18%
Companhia Vale do Rio Doce, ADR, PNA	1,337,800	37,431,644
Gerdau S.A., PN	72,000	2,101,753
Usinas Siderúrgicas de Minas Gerais S.A.	34,500	1,608,708
Usinas Siderúrgicas de Minas Gerais S.A., PNA	67,950	3,111,194
		44,253,299
MULTILINE RETAIL-0.56%
Lojas Americanas S.A., PN	215,624	1,883,682
OIL, GAS & CONSUMABLE FUELS-20.45%
Petróleo Brasileiro S.A., ADR	713,500	68,652,970
PAPER & FOREST PRODUCTS-0.64%
Aracruz Celulose S.A., ADR	29,000	2,156,150
PERSONAL PRODUCTS-0.41%
Natura Cosmeticos S.A.	145,520	1,389,798
REAL ESTATE MANAGEMENT & DEVELOPMENT-3.69%
Cyrela Commercial Properties SA Empreendimentos e Particpações†	32,440	218,879
General Shopping Brasil SA†	317,000	3,079,174
Klabin Segall S.A.	138,031	1,042,212
MRV Engenharia e Participacoes†	56,000	1,197,079
Multiplan Empreendimentos Imobiliarios SA†	188,000	2,238,045
PDG Realty SA Empreendimentos e Particpações	241,530	3,392,275

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 (CONTINUED)

Description	No. of Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT (CONTINUED)
Trisul S.A.†	200,000	$1,213,483
		12,381,147
ROAD & RAIL-2.35%
All America Latina Logistica	237,400	3,072,863
Localiza Rent a Car SA	229,100	2,431,292
Tegma Gestao Logistica SA	188,480	2,382,472
		7,886,627
TEXTILES, APPAREL & LUXURY GOODS-0.33%
Companhia de Tecidos Norte de Minas S.A., PN	192,000	1,111,011
TRANSPORTATION INFRASTRUCTURE-1.03%
Obrascon Huarte Lain Brasil S.A.	161,000	2,034,208
Wilson Sons Ltd., BDR†	95,900	1,398,093
		3,432,301
TOTAL BRAZIL (Cost $118,880,604)		261,594,939
CHILE-4.60%
BEVERAGES-0.89%
Compañia Cervecerías Unidas S.A.	175,010	1,224,842
Embotelladora Andina S.A., PNA	235,561	629,172
Viña Concha y Toro S.A.	540,000	1,138,235
		2,992,249
COMMERCIAL BANKS-0.45%
Banco Santander Chile S.A	30,613,969	1,506,260
ELECTRIC UTILITIES-0.36%
Enersis S.A.	3,780,000	1,218,375
FOOD & STAPLES RETAILING-0.34%
Cencosud S.A.	280,000	1,126,860

Description	No. of Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.76%
Empresa Nacional de Electricidad S.A.	1,249,910	$1,581,370
Gener S.A.	2,334,905	984,369
		2,565,739
INDUSTRIAL CONGLOMERATES-0.52%
Empresas Copec S.A.	98,000	1,751,581
MULTILINE RETAIL-0.16%
S.A.C.I. Falabella, S.A.	110,350	536,293
PAPER & FOREST PRODUCTS-0.51%
Empresas CMPC S.A.	45,000	1,698,966
WATER UTILITIES-0.61%
Inversiones Aguas Metropolitanas S.A., ADR††	85,204	2,053,314
TOTAL CHILE (Cost $8,661,940)		15,449,637
COLOMBIA-4.39%
COMMERCIAL BANKS-1.64%
Bancolombia S.A., ADR	117,603	4,000,854
Corporacion Financiera Colombiana	169,417	1,504,996
		5,505,850
DIVERSIFIED FINANCIAL SERVICES-1.39%
Suramericana de Inversiones S.A.	470,274	4,653,201
FOOD & STAPLES RETAILING-1.02%
Almacenes Exito S.A., GDR† ††	402,000	3,419,999
METALS & MINING-0.34%
Acerias Paz del Rio S.A.†	32,217,991	1,165,901
TOTAL COLOMBIA (Cost $11,013,637)		14,744,951

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 (CONTINUED)

Description	No. of Shares	Value
LATIN AMERICA-0.61%
VENTURE CAPITAL-0.19%
J.P. Morgan Latin America Capital Partners, L.P.†‡#	2,374,752	$650,160
WIRELESS TELECOMMUNICATION SERVICES-0.42%
NII Holdings Inc.†	29,100	1,406,112
TOTAL LATIN AMERICA (Cost $2,475,705)		2,056,272
MEXICO-25.16%
BEVERAGES-2.82%
Fomento Economico Mexicano, S.A. de C.V., ADR	197,736	7,547,583
Grupo Modelo, S.A. de C.V., Series C	402,200	1,915,870
		9,463,453
COMMERCIAL BANKS-0.55%
Grupo Financiero Banorte S.A.B. de C.V.	446,600	1,845,438
CONSTRUCTION & ENGINEERING-1.71%
Empresas ICA S.A.B. de C.V.†	150,000	989,390
Empresas ICA S.A.B. de C.V., ADR†	180,055	4,753,452
		5,742,842
CONSTRUCTION MATERIALS-3.02%
Cemex SAB de C.V., ADR†	392,306	10,141,110
FOOD & STAPLES RETAILING-1.91%
Controladora Comercial Mexicana S.A. de C.V.	758,700	1,911,643
Wal-Mart de México, S.A. de C.V., Series V	974,630	3,397,806
Wal-Mart de México, S.A. de C.V., Series V, ADR	31,190	1,087,361
		6,396,810

Description	No. of Shares	Value
HOTELS, RESTAURANTS & LEISURE-0.38%
Alsea, S.A. de C.V.	920,400	$1,290,245
HOUSEHOLD DURABLES-1.85%
Consorcio ARA, S.A. de C.V.	922,800	1,031,505
Corporación GEO, S.A. de C.V., Series B†	582,000	1,674,390
Urbi, Desarrollos Urbanos, S.A. de C.V.†	1,009,257	3,486,159
		6,192,054
MEDIA-1.90%
Grupo Televisa S.A., ADR	145,000	3,446,650
Grupo Televisa S.A., CPO	139,500	665,783
Megacable Holdings SAB de CV†	663,000	2,251,247
		6,363,680
METALS & MINING-1.31%
Grupo Mexico SA de C.V., Class B	698,325	4,389,205
TRANSPORTATION INFRASTRUCTURE-1.31%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	77,545	1,947,930
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	55,200	2,463,576
		4,411,506
WIRELESS TELECOMMUNICATION SERVICES-8.40%
América Móvil SAB de C.V., Series L	6,220,823	19,093,993
América Móvil SAB de C.V., Series L, ADR	148,500	9,116,415
		28,210,408
TOTAL MEXICO (Cost $52,388,616)		84,446,751
PERU-0.73%
COMMERCIAL BANKS-0.40%
Credicorp Limited	17,500	1,335,250

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 (CONTINUED)

Description	No. of Shares	Value
DIVERSIFIED FINANCIAL SERVICES-0.33%
Intergroup Financial Services Corporation† ††	63,000	$1,102,500
TOTAL PERU (Cost $1,610,991)		2,437,750
VENEZUELA-0.67%
COMMERCIAL BANKS-0.67%
Mercantil Servicios Financieros, C.A., ADR (Cost $1,240,868)	36,358	2,235,013
GLOBAL-0.25%
VENTURE CAPITAL-0.25%
Emerging Markets Ventures I L.P.†‡# (Cost $1,022,819)	2,237,292	834,689
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $205,461,894)		393,978,547
SHORT-TERM INVESTMENTS-1.34%
GRAND CAYMAN-1.34%
Bank of America, overnight deposit, 4.56%, 1/2/08 (Cost $4,492,000)		4,492,000
TOTAL INVESTMENTS-118.70% (Cost $209,953,894)		398,470,547
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(18.70)%		(62,771,602)
NET ASSETS-100.00%		$335,698,945

†  Non-income producing security.

††  SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).

#  As of December 31, 2007, the aggregate amount of open commitments for the Fund is $941,942. (See Note H).

ADR  American Depositary Receipts.

BDR  Brazilian Depositary Receipts.

CPO  Ordinary Participation Certificates.

GDR  Global Depositary Receipts.

ON  Ordinary Shares.

PN  Preferred Shares.

PNA  Preferred Shares, Class A.

PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS
Investments, at value (Cost $209,953,894) (Notes B,E,G)	$398,470,547
Cash (including $51,252 of foreign currencies with a cost of $51,368)	51,691
Dividends receivable	1,291,760
Prepaid expenses	1,619
Total Assets	399,815,617
LIABILITIES
Payables:
Dividends and distributions (Note B)	62,916,653
Investment advisory fees (Note C)	778,916
Administration fees (Note C)	70,245
Directors' fees	6,544
Chilean repatriation taxes (Note B)	39,442
Other accrued expenses	304,872
Total Liabilities	64,116,672
NET ASSETS (applicable to 6,310,947 shares of common stock outstanding) (Note D)	$335,698,945
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,310,947 shares issued and outstanding (100,000,000 shares authorized)	$6,311
Paid-in capital	140,021,720
Undistributed net investment income	96,380
Accumulated net realized gain on investments and foreign currency related transactions	7,047,153
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	188,527,381
Net assets applicable to shares outstanding	$335,698,945
NET ASSET VALUE PER SHARE ($335,698,945 ÷ 6,310,947)	$53.19
MARKET PRICE PER SHARE	$47.31

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME
Income (Note B):
Dividends	$9,069,800
Interest	175,890
Less: Net investment loss allocated from partnerships	(70,128)
Less: Foreign taxes withheld	(623,023)
Total Investment Income	8,552,539
Expenses:
Investment advisory fees (Note C)	2,779,497
Custodian fees	465,159
Administration fees (Note C)	286,599
Accounting fees	91,938
Audit and tax fees	87,131
Directors' fees	81,002
Legal fees	54,998
Printing (Note C)	39,199
Shareholder servicing fees	19,199
Insurance	9,079
Stock exchange listing fees	1,330
Miscellaneous	17,179
Brazilian taxes (Note B)	81,574
Chilean repatriation taxes (Note B)	35,675
Total Expenses	4,049,559
Less: Fee waivers (Note C)	(7,997)
Net Expenses	4,041,562
Net Investment Income	4,510,977
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	65,611,392
Foreign currency related transactions	6,085
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	53,144,688
Net realized and unrealized gain on investments and foreign currency related transactions	118,762,165
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,273,142

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2007	2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$4,510,977	$3,977,407
Net realized gain on investments and foreign currency related transactions	65,617,477	41,282,098
Net change in unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	53,144,688	58,504,337
Net increase in net assets resulting from operations	123,273,142	103,763,842
Dividends and distributions to shareholders:
Net investment income	(4,816,468)	(3,540,454)
Net realized gain on investments	(74,458,333)	(30,789,309)
Total dividends and distributions to shareholders	(79,274,801)	(34,329,763)
Capital share transactions (Note I):
Cost of 11,293 shares purchased under the share repurchase program	(585,158)	—
Total increase in net assets	43,413,183	69,434,079
NET ASSETS
Beginning of year	292,285,762	222,851,683
End of year*	$335,698,945	$292,285,762

*  Includes undistibuted net investment income of $96,380 and $395,786, respectively.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

Financial Highlights§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Years Ended December 31,
	2007	2006	2005	2004	2003		2002	2001	2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$46.23	$35.25	$24.39	$17.74	$11.55		$15.06	$16.60	$18.57
Net investment income/(loss)	0.71 †	0.63	0.61	0.45 †	0.34	†	0.01 **	0.41 *	(0.11)†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	18.79	15.78	11.03	6.66	5.99		(3.41)	(1.50)	(2.44)
Net increase/(decrease) in net assets resulting from operations	19.50	16.41	11.64	7.11	6.33		(3.40)	(1.09)	(2.55)
Dividends and distributions to shareholders:
Net investment income	(0.76)	(0.56)	(0.50)	(0.46)	(0.14)		(0.21)	(0.57)	(0.08)
Net realized gain on investments and foreign currency related transactions	(11.79)	(4.87)	(0.28)	—	—		—	—	—
Total dividends and distributions to shareholders	(12.55)	(5.43)	(0.78)	(0.46)	(0.14)		(0.21)	(0.57)	(0.08)
Anti-dilutive impact due to capital shares tendered or repurchased	0.01	—	—	—	—		0.10 #	0.12 #	0.66
Net asset value, end of year	$53.19	$46.23	$35.25	$24.39	$17.74		$11.55	$15.06	$16.60
Market value, end of year	$47.31	$43.43	$30.46	$21.64	$15.26		$9.67	$12.15	$12.875
Total investment return (a)	42.45%	61.62%	44.06%	45.04%	59.15%		(18.83)%	(1.07)%	(5.87)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$335,699	$292,286	$222,852	$154,214	$112,178		$73,045	$112,009	$145,281
Ratio of expenses to average net assets (b)	1.14%	1.44%	1.33%	1.41%	1.37%		3.06%	1.51%	2.13%
Ratio of expenses to average net assets, excluding fee waivers	1.14%	1.45%	1.33%	1.41%	1.37%		3.06%	1.51%	2.19%
Ratio of expenses to average net assets, excluding taxes	1.11%	1.19%	1.26%	1.40%	1.49%		1.52%	1.40%	2.03%
Ratio of net investment income/(loss) to average net assets	1.28%	1.49%	2.13%	2.36%	2.49	%(c)	0.21%	2.52%	(0.55)%
Portfolio turnover rate	26.33%	46.05%	75.60%	69.80%	62.62%		75.28%	101.73%	125.83%

§  Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.

*  Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.

**  Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.

†  Based on average shares outstanding.

‡  Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

#  Impact of the Fund's self-tender program.

(a)  Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

(c)  Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

Financial Highlights

	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.96	$18.77
Net investment income/(loss)	0.07 †	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	7.07	(7.85)‡
Net increase/(decrease) in net assets resulting from operations	7.14	(7.69)
Dividends and distributions to shareholders:
Net investment income	—	(0.12)
Net realized gain on investments and foreign currency related transactions	—	—
Total dividends and distributions to shareholders	—	(0.12)
Anti-dilutive impact due to capital shares tendered or repurchased	0.47	—
Net asset value, end of year	$18.57	$10.96
Market value, end of year	$13.76	$7.834
Total investment return (a)	75.65%	(46.63)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$123,262	$86,676
Ratio of expenses to average net assets (b)	2.14%	2.41%
Ratio of expenses to average net assets, excluding fee waivers	2.22%	2.60%
Ratio of expenses to average net assets, excluding taxes	2.05%	1.77%
Ratio of net investment income/(loss) to average net assets	0.46%	1.12%
Portfolio turnover rate	161.71%	142.35%

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 2007

NOTE A. ORGANIZATION

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At December 31, 2007, the Fund held 0.44% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $1,900,349 and fair value of $1,484,849. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2007

Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

Brazil imposes a Contibução Provisoria sobre Movimentaçãoes Financieras ("CMPF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the year ended December 31, 2007, the Fund incurred $81,574 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2007, the Fund accrued $35,675.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2007

long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange risk), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks in investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee,

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2007

calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the year ended December 31, 2007, Credit Suisse earned $2,779,497 for advisory services, of which Credit Suisse waived $7,997. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2007, Credit Suisse was reimbursed $18,321 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower). For the year ended December 31, 2007, these sub-advisory fees amounted to $316,187.

For the year ended December 31, 2007, Celfin earned approximately $9,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the year ended December 31, 2007, BSFM earned $181,277 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $79,000 at December 31, 2007) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the year ended December 31, 2007, the administration fees and accounting fees amounted to $87,001 and $6,800 respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2007, Merrill was paid $26,697 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,310,947 shares outstanding at December 31, 2007, Credit Suisse owned 13,746 shares.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2007, purchases and sales of securities, other than short-term investments, were $92,466,115 and $111,356,063, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2007

emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2007, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid during the years ended December 31 for the Fund were as follows:

Ordinary Income		Long-Term Capital Gains
2007	2006	2007	2006
$13,513,266	$11,000,697	$65,761,535	$23,329,066

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales.

At December 31, 2007, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$822,994
Accumulated net realized gain	6,392,093
Unrealized appreciation	188,455,827
Total distributable earnings	$195,670,914

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $210,025,448, $193,251,090, $(4,805,991) and $188,445,099, respectively.

At December 31, 2007, the Fund reclassified $6,085 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income. Net assets were not affected by this reclassification.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2007

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 12/31/07	Value Per Share	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures I L.P.	2,237,292	01/22/98 – 01/10/06	$1,022,819	$834,689	0.37	0.25	$1,969,180	$262,708
J.P. Morgan Latin America Capital Partners, L.P.	2,362,664	04/10/00 – 12/21/06	865,442	646,850	0.27	0.19
	12,088	12/27/07	12,088	3,310	0.27	0.00
	2,374,752		877,530	650,160		0.19	2,144,368	679,234
Total			$1,900,349	$1,484,849		0.44	$4,113,548	$941,942

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SHARE REPURCHASE PROGRAM

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 15, 2007, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the fiscal year ended December 31, 2007, the Fund repurchased 11,293 of its shares for a total cost of $585,158 at a weighted discount of 12.20% from its net asset value.

NOTE J. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated: however, based on experience, the risk of loss from such claims is considered remote.

NOTE K. RECENT ACCOUNTING PRONOUNCEMENTS

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
December 31, 2007

support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 26, 2007, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors (Mr. Haber and Mr. Torino) to the Board of Directors of the Fund:

Name of Director	For	Withheld
Lawrence D. Haber (Class I)	3,384,265	1,642,232
Martin M. Torino (Class I)	3,394,001	1,632,496

In addition to the directors elected at the Meeting, James J. Cattano, Lawrence J. Fox, Steven N. Rappaport and Enrique R. Arzac continue to serve as directors of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2007) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $12.55 per share distributions paid in respect of such year, $0.76 per share was derived from net investment income, $1.38 per share was derived from net realized short-term capital gains and $10.41 per share was derived from net realized long-term capital gains. The Fund has met the requirements to pass through 57.91% of net investment income, and net realized short-term capital gains, as qualified dividends as noted on Box 1B on Form 1099-DIV. 57.91% of the short-term capital gains paid qualify to be designated as short-term capital gains dividends. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2007, was $567,206 equal to $0.09 per share from Brazil. 57.9% of foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2007.

Notification for calendar year 2007 was mailed in January 2008. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Director since 1996; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	35	Director of Epoch Holding Corpora-tion (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corpora-tion (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 (1943)	Director; Nominating Committee Member and Audit Committee Chairman	Since 1990; current term ends at the 2008 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2009 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	Director, Winthrop Trust Company

Steven N. Rappaport Lehigh Court, LLC 555 Madison Ave., 29th Fl. New York, New York 10022 (1948)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002	35	Director of iCAD, Inc. (Surgical & Medical Instruments & Apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1949)	Director; Nominating and Audit Committee Member	Since 1990; current term ends at the 2010 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002	3	None

Interested Director

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Director; Chief Executive Officer and President	Since 2006; current term ends at the 2010 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003	7	None

Name, Address Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Matthew J.K. Hickman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1964)	Chief Investment Officer	Since 2004	Director of Credit Suisse; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

*  Mr. Haber is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his current position as an officer of Credit Suisse.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(continued)

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006; Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Latin America Equity Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with CELFIN CAPITAL Servicios Financieros S.A. ("CELFIN" or the "Sub-Adviser") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with CELFIN are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 14-15, 2007, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Adviser were provided to the Board, as were responses of Credit Suisse and the Sub-Adviser to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse and the Sub-Adviser, including their respective resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered Credit Suisse's and the Sub-Adviser's compensation programs for investment personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Emerging Markets Free Latin America Index. The Board noted that the Fund underperformed its benchmark index in some periods, but that the Fund outperformed its benchmark in other periods, including two of the past four calendar years and the most recent one-year period ended September 30, 2007.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for one group funds that was determined to be the most similar to the Fund (the "Expense Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Expense Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Expense Group and Universe. The Board observed that the Fund's total expense ratio was the lowest in the Expense Group, including and excluding investment-related expenses and taxes, and the second lowest in the Fund's Universe, also including and excluding investment-related expenses and taxes. The Board also noted that the non-management expense ratio of the Fund was lower than the Fund's Peer Group's and Universe's median non-management expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services. The Board noted that Credit Suisse had contractually agreed to base its current advisory fee upon the lower of the Fund's the average weekly stock price or its average weekly net assets.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rates) with those of the other funds in its Expense Group. The Board noted that the Advisory Agreement Rate for the Fund was lower than the median rate of the Fund's Expense Group. The Board observed that the combined rates of investment advisory and administration fees for the Fund were lower than the median combined rates of its Expense Group and Universe. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that these and other factors supported the Advisory Agreement Rate and approved the Advisory Agreement for the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

The Board also reviewed the Sub-Advisory Agreement Rate charged by CELFIN, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate as well as on other relationships between the Fund and Credit Suisse and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board also received and considered an income statement related to the Fund from the Sub-Adviser. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to CELFIN by Credit Suisse and not directly by the Fund, and were negotiated at arm's length. Based on these factors, the Board concluded that the profits and other ancillary benefits that CELFIN and its affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services offered by the Sub-Adviser to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. In this regard, where rates offered to other clients were appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, regional emerging markets fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Other Benefits to Credit Suisse and the Sub-Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse, the Sub-Adviser and their respective affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse or the Sub-Adviser with the Fund (such as soft-dollar credits as well as transaction or other fees from related services provided to the Fund) and benefits potentially derived from an increase in the business of Credit Suisse or the Sub-Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Adviser and their respective affiliates).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  by calling 1-800-293-1232;

  •  on the Fund's website, www.credit-suisse.com/us

  •  on the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Latin America Equity Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S.and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Latin America Equity Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

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FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

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Multiple Country

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Fixed Income

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Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund	Credit Suisse Large Cap Blend Fund

Credit Suisse Cash Reserve Fund	Credit Suisse Large Cap Growth Fund

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Large Cap Value Fund

Credit Suisse Global Fixed Income Fund	Credit Suisse Mid-Cap Core Fund

Credit Suisse Global Small Cap Fund	Credit Suisse Short Duration Bond Fund

Credit Suisse High Income Fund	Credit Suisse Small Cap Core Fund

Credit Suisse International Focus Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Lawrence D. Haber	Director, Chief Executive Officer and President

Steven N. Rappaport	Director

Martin M. Torino	Director

Matthew J.K. Hickman	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

ADMINISTRATOR

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

LAQ-AR-1207

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit Fees	$61,600	$63,420
Audit-Related Fees(1)	$3,250	$3,340
Tax Fees(2)	$8,100	$8,345
All Other Fees	—	—
Total	$72,950	$75,105

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,250 in 2006 and $3,340 in 2007).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

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	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2006 and December 31, 2007 were $11,350 and $11,685, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique Arzac, James Cattano, Lawrence Fox, Steven Rappaport and Martin Torino.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the

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Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•      a copy of the Policy;

•      a copy of each proxy statement received on behalf of Credit Suisse clients;

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•      a record of each vote cast on behalf of Credit Suisse clients;

•      a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•      a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

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lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2007

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of The Latin America Equity Fund, Inc., as of December 31, 2007, is set forth below.

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Matthew Hickman Chief Investment Officer Since 2004 Date of Birth: 01/21/64

Director of Credit Suisse; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Financial Advisor with Credit Suisse First Boston from August 2000 to February 2002; Director of ABN AMRO from September 1998 to August 2000; Officer of other Credit Suisse Funds

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Matthew Hickman and the total assets managed within each category as of December 31, 2007.

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
3	$706 million	3	$802 million	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over

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time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Credit Suisse’s compensation to the Matthew Hickman includes both a fixed base salary component and a bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible (“Performance-Based Bonus”).  Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmark used over a one-year period in determining each portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Matthew Hickman	Chile Composite	N/A
	MSCI Latin America	Lipper Latin America Funds

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  .  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership.  As of December 31, 2007, Mr. Hickman did not own any shares of the registrant.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly announced Plans	(d) Maximum Number of Shares that may yet be purchase under the Plan
November 16th through November 30th	0	$0.00	0	632,224
December 1st through December 31st	11,293	$51.82	11,293	620,931

(a)	The plan was announced November 16, 2007.
(b)	10% of the Fund’s outstanding shares.
(c)	There is no expiration date of the plan.
(d)	Not applicable.
(e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LATIN AMERICA EQUITY FUND, INC.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 6, 2008

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